UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

MEDIACO HOLDING INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Your Vote Counts! MEDIACO HOLDING INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET MEDIACO HOLDING INC. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204 D43046-P51442 You invested in MEDIACO HOLDING INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Attendance at the Meeting* May 13, 2021 9:00 a.m., local time Via teleconference using 1-630-395-0046 Passcode 9878963 *Please vote your shares in advance of the meeting. At the meeting, you will not be able to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items PROPOSALS TO BE VOTED ON AT THE 2021 ANNUAL MEETING OF SHAREHOLDERS BY THE HOLDERS OF CLASS A COMMON STOCK 1. Election of Director Nominee: 1a. Patrick M. Walsh For 2. Approval of the 2021 Equity Compensation Plan as disclosed in the proxy statement. For 3. Approval of the potential issuance of additional Class A Shares. For 4. Ratification of the selection of Ernst & Young LLP as MediaCo Holding Inc.’s independent registered public accountants for the year ending December 31, 2021. For NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D43047-P51442

Your Vote Counts! MEDIACO HOLDING INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET MEDIACO HOLDING INC. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204 D43048-P51442 You invested in MEDIACO HOLDING INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Attendance at the Meeting* May 13, 2021 9:00 a.m., local time Smartphone users Point your camera here and vote without entering a control number Via teleconference using 1-630-395-0046 Passcode 9878963 *Please vote your shares in advance of the meeting. At the meeting, you will not be able to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items PROPOSALS TO BE VOTED ON AT THE 2021 ANNUAL MEETING OF SHAREHOLDERS BY THE HOLDERS OF CLASS B COMMON STOCK 1. Election of Director Nominee: 1a. Andrew P. Glaze For 2. Approval of the 2021 Equity Compensation Plan as disclosed in the proxy statement. For 3. Approval of the potential issuance of additional Class A Shares. For 4. Ratification of the selection of Ernst & Young LLP as MediaCo Holding Inc.’s independent registered public accountants for the year ending December 31, 2021. For NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D43049-P51442